UNITED STATES S
ECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/Bahl & Gaynor Income Growth Fund
(Class A: AFNAX)
(Class C: AFYCX)
 (Class I: AFNIX)

AAM Select Income Fund
(Formerly AAM/Cutwater Select Income Fund)
(Class A: CPUAX)
(Class C: CPUCX)
 (Class I: CPUIX)

ANNUAL REPORT
June 30, 2015

AAM/Bahl & Gaynor Income Growth Fund
AAM Select Income Fund
Each a series of Investment Managers Series Trust
Table of Contents

AAM/Bahl & Gaynor Income Growth Fund
Letter to Shareholders	1
Fund Performance	6
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
AAM Select Income Fund
Letter to Shareholders	16
Fund Performance	18
Schedule of Investments	19
Statement of Assets and Liabilities	28
Statement of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	31
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	42
Supplemental Information	43
Expense Examples	46

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.aammutualfunds.com

300 Carnegie Center, Suite 100, Princeton, NJ 08540 Tel: 609. 853.2962 Toll Free: 855.593.5150 www.aamlive.com

AAM/Bahl & Gaynor Income Growth Fund

Annual Shareholder Letter: June 30, 2015

We are pleased to report that the AAM/Bahl & Gaynor Income Growth Fund (the “Fund”) has completed its third year of operation and we proudly present our annual report for the year ended June 30, 2015.

The AAM/Bahl & Gaynor Income Growth Fund Class A, Class C, and Class I increased 2.82% (-2.86% net of load), 2.12%, and 3.26%, respectively for the Fund’s Fiscal Year ending June 30, 2015. Over the same period, the Standard & Poor’s 500 Index1 (the “Benchmark”) increased 7.42%. Please see more complete information on page 6.

The Fund’s large-cap core approach seeks to provide high current income that consistently rises. The Fund typically invests in high-quality companies that have historically exhibited an ability to grow revenues, earnings and dividends regardless of the economic environment.

The Fund is managed by its sub-advisor, Bahl & Gaynor Investment Counsel, Inc. (Bahl & Gaynor), to achieve the long-term priorities that are listed below in order of importance:

1.	Income Growth

2.	Capital Appreciation

Income Growth is the first priority of the Fund and is achieved by adhering to minimum yield guidelines for investment, a diversification policy regarding income and a commitment to investing in dividend growth companies. The Fund may only invest in dividend-paying companies with a current dividend yield of 2.0% or higher at the time of investment. This allows the Fund to provide an attractive absolute level of current income. Diversification of the income stream is an important consideration in the Fund’s management because it attempts to reduce the risk of a disruption to the income stream, especially in times of market stress. Bahl & Gaynor will not allow a single holding to contribute more than 6.0% of the Fund’s overall income-generating capacity at any given time. Finally, the Fund endeavors to only invest in companies possessing the wherewithal or exhibiting a history of growing their dividend payments over time.

Investors should understand that the high-quality approach employed by the Fund rarely outperforms during strong market uptrends, in speculative markets and in markets where low-quality investments are favored. Because of this, Bahl & Gaynor takes a long-term view in evaluating performance metrics and is careful to frame the performance record in terms of the amount of risk taken to deliver said performance. Therefore, the Fund seeks to deliver favorable risk-adjusted returns over a full market cycle.

An enumeration of several other portfolio construction topics are in order before a discussion of the Fund’s performance record during the Fiscal Year ensues:

•	The Fund will only invest in individual company common stock, as Bahl & Gaynor does not wish to make asset allocation decisions. The Fund will not invest in bonds, convertible securities, exchange traded funds (ETFs), options, preferred stock or master limited partnerships (MLPs).

•	The Fund aims to hold between 40 and 50 companies. Currently, the Fund holds 45 companies.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

•	The Fund seeks to invest in the common stock of companies with a market capitalization exceeding $1.0 billion at the time of investment.

•	The Fund intends to be fully invested at all times. Therefore, cash is a purely frictional holding and generally represents between 1.0% and 3.0% of Fund assets at any given time.

In discussing recent performance of the Fund, two investment characteristics are useful in evaluating the investment environment during the examination period: yield and quality. The yield of an investment during a given time period plays a role in the price return the investment can be expected to deliver in the face of fluctuating broad market interest rates. Quality is either favored or abhorred by investors depending on the overall appetite for risk in a given market environment. The Fund evaluates the role these two characteristics play in investment performance by separating the Benchmark into various yield and quality tranches that are consistent with how Bahl & Gaynor views the Fund’s investable universe.

Insofar as the Fund seeks to invest in dividend-paying companies with a current dividend yield exceeding 2.0% at the time of investment, evaluation of the yield component of investment performance is carried out by separating the Benchmark into non-dividend paying companies, dividend-paying companies with a yield greater than 0.0%, but less than 2.0% and companies with a yield exceeding 2.0%. The table below indicates the capitalization-weighted return of each yield tranche. Companies with a current dividend yield exceeding 2.0% underperformed all other yield tranches during the Fiscal Year. This is due, in large part, to a significant degree of broad-market interest rate volatility during the Fiscal Year. On 7/1/2014, the current yield of the 10-year US Treasury Note (a common proxy for broad-market interest rates) stood at 2.57% and subsequently fell to a low of 1.64% on 1/30/2015 before rebounding sharply to 2.35% on 6/30/2015. Interest rate volatility tends to present a near term challenge to higher-yielding, dividend-paying companies from a capital appreciation standpoint. The Fiscal Year was no exception to this phenomenon, although it is Bahl & Gaynor’s belief that the high-quality nature of investments held in the strategy will be more favorably valued by investors over long periods of time.

S&P 500 by Dividend Yield Tranche (7/1/2014 – 6/30/2015)
Dividend Yield Tranche	FY 2015 Total Return
2.0% or greater	+1.63%
0.0% to 2.0%	+15.19%
No Dividend	+12.91%
Source: Factset, 2015.

The Fund utilizes S&P’s earnings and dividend quality ranking system as an indicator of quality. This system ranks a company based on the stability and growth profile of its earnings and dividends over a 10-year period. Although this is by no means the only way to evaluate the quality of a company, it provides a robust ordinal system by which to rank the investable universe and evaluate the market’s preference for quality. The table below indicates the capitalization-weighted performance of two quality tranches: companies ranked B+ or better and companies ranked B or worse through S&P’s ranking methodology. A B+ ranking indicates average earnings and dividend quality, so this division evaluates the performance of above-average-quality companies against below-average-quality companies. During the Fiscal Year, high-quality companies outperformed low-quality companies. This speaks to investor attitudes toward risk for the relevant period of time. Generally, when high-quality companies outperform low-quality companies, investors are concerned about risk and willing to pay a premium for high-quality safe havens. Although high-quality companies were rewarded during the Fiscal Year, the positive effect of this dynamic was overwhelmed by the interest rate sensitivity headwind identified above.

S&P 500 by S&P Earnings & Dividend Quality (7/1/2014 – 6/30/2015)
Quality Tranche	FY 2015 Total Return
B+ or better	+9.52%
B or worse	+3.33%
Source: Factset, 2015.

In addition to evaluating performance in terms of interest rate sensitivity and quality, it is also useful to evaluate performance based on relative returns of different economic sectors and to identify top contributors and detractors to performance on an individual company basis. The combination of these analyses offers insight as to the specific economic trends impacting the Fund during the Fiscal Year. In terms of sector-specific and company-specific performance, the two tables below indicate the relative performance of Fund holdings within their respective Global Industry Classification Standard (GICS) sector, and the greatest individual company contributors and detractors to performance during the Fiscal Year.

FY 2015 GICS Sector Contribution¹	Top FY 2015 Contributors¹
1. Consumer Staples	1. Kraft Foods Group (KRFT)
2. Industrials	2. Hasbro (HAS)
3. Materials	3. Lockheed Martin (LMT)
4. Energy	4. AbbVie (ABBV)
5. Telecommunications Services	5. Analog Devices (ADI)
6. Utilities
7. Information Technology	Top FY 2015 Detractors¹
8. Financials	1. ONEOK (OKE)
9. Consumer Discretionary	2. Apple (AAPL)
10. Health Care	3. Spectra Energy (SE)
4. Chevron (CVX)
5. Emerson Electric (EMR)

¹	Relative to the S&P 500.

The Consumer Staples sector was the greatest contributor to performance by virtue of merger and acquisition (M&A) activity. The top individual company contributor to performance, Kraft Foods Group (KRFT), resides within this sector. The announced merger of Kraft Foods Group (KRFT) with H. J. Heinz (then a privately held company that had been taken over in early 2014 by a consortium of investors including 3G Capital and Berkshire Hathaway) at a substantial premium to KRFT’s market value pre-merger provided a significant boost to the Fund’s performance during the Fiscal Year. The Fund exited its position in KRFT shortly after the merger announcement was publicized.

Just as the Consumer Staples sector housed a top individual company contributor to performance, so too did the Industrials sector with respect to Lockheed Martin (LMT). LMT, an entrenched and leading supplier of aircraft, mission systems and information technology to the US government and international customers, continued to post operating results well ahead of expectations as government budget reductions began to trough and proactive cost control initiatives supplied substantial incremental free cash flow. The company has charted a course to return considerable amounts of capital to shareholders in the form of both share repurchases and a rising dividend.

Performance in the Materials sector was as much about avoidance of challenged companies as it was about ownership of strong-performing companies. Avoiding certain natural resource and agricultural companies negatively affected by a weak commodity cycle compounded strong performance from the Fund’s only holding in the sector, LyondellBasell (LYB). LYB is a polyolefin manufacturer (polyolefins are a critical component of plastic production) that utilizes natural gas feedstock for its operations. The company enjoys a significant cost advantage by virtue of its less expensive feedstock than competing companies that utilize crude oil for their operations. Stabilization of crude oil prices toward the end of the Fiscal Year improved initially challenged performance amid the decline in crude oil prices at the beginning of the Fiscal Year.

The Health Care sector represented the greatest challenge to performance during the Fiscal Year. It is notable that no Health Care companies appear in the top individual company detractors listed above, which indicates the Fund’s underperformance in this area was the result of companies it did not own, rather than companies it did own. The strongest-performing areas of the Health Care sector (biotechnology and health insurance companies) also encompassed some of the most aggressively valued areas of the overall market. Biotechnology companies, especially those possessing compounds that display any prospect of regulatory approval, were rewarded handsomely during the Fiscal Year. Health insurance companies were likely aided toward the end of the Fiscal Year by the Supreme Court decision upholding critical components of the Affordable Care Act, which cements the presence of many new customers for whom the Act provides coverage. A bright point within the sector was the Fund’s position in AbbVie (ABBV), a dominant biologic drug developer and manufacturer that has benefited from the positive view of biotechnology companies by investors.

The Consumer Discretionary sector represented a drag on performance both due to the Fund’s underweight in the sector relative to the Benchmark, and due to the lagging performance of companies owned by the Fund within the sector. The sector has benefited from increasing optimism about the lot of the Millennial generation. Left behind during the financial crisis, the jobs for which Millennials have been trained are beginning to materialize in the economy. This should be constructive for household formation, a major positive influence in a sector that is highly leveraged to growing household spending. Unfortunately, the companies owned by the Fund in the sector were not viewed to be as leveraged to these trends. The likes of McDonald’s (MCD) and Tupperware Brands (TUP) were not favored by investors during the Fiscal Year. The Fund’s ownership of Hasbro (HAS), which was a top individual company contributor during the Fiscal Year, provided some offset to weaker performers in the sector. The Fund exited its positions in MCD and TUP during the Fiscal Year.

Financials represented a challenge due to the lagging performance of more regional banks relative to money-center institutions that are recovering in earnest from the challenges the financial crisis presented. The Funds ownership of US Bancorp (USB) and Cullen/Frost Bankers (CFR) challenged performance as investors generally believed higher regulatory costs for the sector overall would disproportionally impact smaller banks than their larger equivalents, who could spread costs over a larger depositor base. The Fund exited its position in CFR during the Fiscal Year. In response to these challenges presented to smaller regional banks, the Fund initiated positions in JPMorgan Chase (JPM) and PNC Financial Services (PNC), both larger-scale financial institutions with industry-leading capital reserves and strengthening traditional banking and fee-based operations.

Bahl & Gaynor is comfortable with the positioning of the strategy in terms of the challenges on the horizon in the coming Fiscal Year. Bahl & Gaynor believes the Fund embodies an ideal strategy for investors who desire income, downside protection and less volatile returns over long periods of time.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, investing in small and mid-cap companies, and focused risk. The prices of foreign securities may be more volatile than the securities of U.S. issuers because of economic conditions abroad, political developments, and changes in the regulatory environment of foreign countries. Investments in small and mid-cap companies involve greater risks including increased price volatility compared to the market or larger companies. Although the Fund is diversified, the Sub-advisor intends to focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. More information about these risks may be found in the Fund’s prospectus.

1The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. One cannot invest directly in an index.

The views in this report were those of Bahl & Gaynor, the Sub-advisor, as of June 30, 2015, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

AAM/Bahl & Gaynor Income Growth Fund
FUND PERFORMANCE at June 30, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares (assumes the maximum sales load charged by the Fund), made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all dividends and capital gains.

The S&P 500 index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2015	1 Year	2 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	2.82%	10.37%	12.00%	07/05/12
Class C²	2.12%	9.55%	10.63%	01/31/13
Class I³	3.26%	10.73%	12.24%	07/05/12
After deducting maximum sales charge
Class A¹	-2.86%	7.29%	9.91%	07/05/12
Class C²	1.12%	9.55%	10.63%	01/31/13
S&P 500 Index	7.42%	15.70%	17.23%	07/05/12

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 966-9661.

Gross and net expense ratios for Class A shares were 2.99% and 1.41% respectively, for Class C shares were 3.74% and 2.16% respectively, and for Class I shares were 2.74% and 1.16% respectively, which were stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund. This agreement is in effect until November 1, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

[1]	Maximum sales charge for Class A shares is 5.50%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.

[2]	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.

[3]	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged a redemption fee of 2.00%.

AAM/Bahl & Gaynor Income Growth Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2015

Number of Shares		Value

	COMMON STOCKS – 98.1%
	COMMUNICATIONS – 1.5%
55,969	BCE, Inc.[1]	$2,378,682

	CONSUMER DISCRETIONARY – 7.8%
83,230	Fastenal Co.	3,510,642
17,715	Genuine Parts Co.	1,586,024
38,895	Hasbro, Inc.	2,908,957
41,810	Home Depot, Inc.	4,646,345
		12,651,968
	CONSUMER STAPLES – 13.5%
60,291	Altria Group, Inc.	2,948,833
60,116	Coca-Cola Co.	2,358,351
24,880	JM Smucker Co.	2,697,241
44,152	Kimberly-Clark Corp.	4,678,787
49,583	PepsiCo, Inc.	4,628,077
17,856	Philip Morris International, Inc.	1,431,516
37,905	Target Corp.	3,094,185
		21,836,990
	ENERGY – 8.9%
39,347	Chevron Corp.	3,795,805
87,285	Kinder Morgan, Inc.	3,350,871
107,575	Spectra Energy Corp.	3,506,945
65,981	Williams Cos., Inc.	3,786,650
		14,440,271
	FINANCIALS – 19.1%
49,926	Arthur J. Gallagher & Co.	2,361,500
14,202	BlackRock, Inc.	4,913,608
48,205	Health Care REIT, Inc. - REIT	3,163,694
81,320	JPMorgan Chase & Co.	5,510,243
45,183	Marsh & McLennan Cos., Inc.	2,561,876
48,015	PNC Financial Services Group, Inc.	4,592,635
42,020	T. Rowe Price Group, Inc.	3,266,215
38,198	U.S. Bancorp	1,657,793
49,361	Ventas, Inc. - REIT	3,064,824
		31,092,388
	HEALTH CARE – 13.9%
38,815	Abbott Laboratories	1,905,040
79,286	AbbVie, Inc.	5,327,226
25,195	Johnson & Johnson	2,455,505
69,257	Merck & Co., Inc.	3,942,801
41,040	Novartis A.G. - ADR[1]	4,035,874
148,125	Pfizer, Inc.	4,966,631
		22,633,077

AAM/Bahl & Gaynor Income Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS – 7.6%
75,444	Emerson Electric Co.	$4,181,861
175,743	General Electric Co.	4,669,492
18,817	Lockheed Martin Corp.	3,498,080
		12,349,433
	MATERIALS – 5.6%
34,400	3M Co.	5,307,920
36,028	LyondellBasell Industries N.V. - Class A1	3,729,618
		9,037,538
	TECHNOLOGY – 15.6%
71,557	Analog Devices, Inc.	4,592,886
26,044	Automatic Data Processing, Inc.	2,089,510
165,764	Cisco Systems, Inc.	4,551,880
79,844	Maxim Integrated Products, Inc.	2,760,606
98,198	Microsoft Corp.	4,335,442
84,789	Paychex, Inc.	3,974,908
48,205	QUALCOMM, Inc.	3,019,079
		25,324,311
	UTILITIES – 4.6%
44,829	NextEra Energy, Inc.	4,394,587
68,208	Wisconsin Energy Corp.	3,067,314
		7,461,901
	TOTAL COMMON STOCKS (Cost $158,544,963)	159,206,559

	SHORT-TERM INVESTMENTS – 2.4%
3,977,099	Federated Treasury Obligations Fund, 0.01%[2]	3,977,099

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,977,099)	3,977,099

	TOTAL INVESTMENTS – 100.5% (Cost $162,522,062)	163,183,658
	Liabilities in Excess of Other Assets – (0.5)%	(741,359)

	TOTAL NET ASSETS – 100.0%	$162,442,299

ADR – American Depository Receipt
REIT – Real Estate Investment Trust

[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
SUMMARY OF INVESTMENTS
As of June 30, 2015

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Financials	19.1%
Technology	15.6%
Health Care	13.9%
Consumer Staples	13.5%
Energy	8.9%
Consumer Discretionary	7.8%
Industrials	7.6%
Materials	5.6%
Utilities	4.6%
Communications	1.5%
Total Common Stocks	98.1%
Short-Term Investments	2.4%
Total Investments	100.5%
Liabilities in Excess of Other Assets	(0.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2015

Assets:
Investments, at value (cost $162,522,062)	$163,183,658
Receivables:
Fund shares sold	347,570
Dividends and interest	258,599
Prepaid expenses	29,702
Total assets	163,819,529

Liabilities:
Payables:
Investment securities purchased	886,500
Fund shares redeemed	210,420
Advisory fees	90,746
Shareholder servicing fees (Note 7)	45,413
Distribution fees - Class C (Note 8)	23,627
Distribution fees - Class A (Note 8)	6,456
Transfer agent fees and expenses	20,988
Auditing fees	17,505
Fund administration fees	14,785
Custody fees	11,173
Fund accounting fees	10,633
Chief Compliance Officer fees	2,669
Trustees' fees and expenses	2,342
Dividend payable	17
Accrued other expenses	33,956
Total liabilities	1,377,230

Net Assets	$162,442,299

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$160,637,684
Accumulated net investment income	15,314
Accumulated net realized gain on investments	1,127,705
Net unrealized appreciation on investments	661,596
Net Assets	$162,442,299

Class A Shares:
Net assets applicable to shares outstanding	$29,824,823
Number of shares issued and outstanding	2,248,752
Net asset value per share[1]	$13.26
Maximum sales charge (5.50% of offering price)[2]	0.77
Maximum offering price to public	$14.03

Class C Shares:
Net assets applicable to shares outstanding	$29,216,661
Number of shares issued and outstanding	2,213,970
Net asset value per share[3]	$13.20

Class I Shares:
Net assets applicable to shares outstanding	$103,400,815
Number of shares issued and outstanding	7,781,206
Net asset value per share	$13.29

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be imposed on certain purchases of $1 million or more that are redeemed in whole or in part within 18 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $50,000 or more, the sales charge will be reduced.
[3]	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $23,540)	$2,933,164
Interest	336
Total investment income	2,933,500

Expenses:
Advisory fees	614,495
Distribution fees - Class C (Note 8)	172,484
Distribution fees - Class A (Note 8)	51,888
Fund administration fees	110,862
Transfer agent fees and expenses	77,554
Fund accounting fees	68,752
Shareholder servicing fees (Note 7)	65,864
Registration fees	51,569
Custody fees	50,503
Miscellaneous	24,881
Shareholder reporting fees	18,974
Auditing fees	18,252
Legal fees	16,501
Chief Compliance Officer fees	11,001
Trustees' fees and expenses	7,501
Insurance fees	1,250

Total expenses	1,362,331
Advisory fees waived	(51,145)
Net expenses	1,311,186
Net investment income	1,622,314

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	1,178,550
Net change in unrealized appreciation/depreciation on investments	(1,995,245)
Net realized and unrealized loss on investments	(816,695)

Net Increase in Net Assets from Operations	$805,619

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2015	June 30, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,622,314	$281,464
Net realized gain on investments	1,178,550	102,165
Net change in unrealized appreciation/depreciation on investments	(1,995,245)	2,668,469
Net increase in net assets resulting from operations	805,619	3,052,098

Distributions to Shareholders:
From net investment income:
Class A	(358,827)	(191,634)
Class C	(159,039)	(33,791)
Class I	(1,091,713)	(2,732)
From net realized gains :
Class A	(44,659)	(35,061)
Class C	(36,979)	(8,446)
Class I	(104,001)	(625)
Total distributions to shareholders	(1,795,218)	(272,289)

Capital Transactions:
Net proceeds from shares sold:
Class A	19,363,529	20,449,320
Class C	21,804,252	7,468,251
Class I	116,265,631	559,256
Reinvestment of distributions:
Class A	352,531	211,963
Class C	161,904	41,404
Class I	786,310	3,357
Cost of shares redeemed:
Class A1	(16,149,727)	(2,804,155)
Class C2	(1,796,519)	(174,709)
Class I3	(13,735,874)	(31,370)
Net increase in net assets from capital transactions	127,052,037	25,723,317

Total increase in net assets	126,062,438	28,503,126

Net Assets:
Beginning of period	36,379,861	7,876,735
End of period	$162,442,299	$36,379,861

Accumulated net investment income	$15,314	$48,987

Capital Share Transactions:
Shares sold:
Class A	1,439,834	1,652,447
Class C	1,631,562	606,381
Class I	8,695,018	42,794
Shares reinvested:
Class A	26,252	17,586
Class C	12,033	3,425
Class I	58,228	282
Shares redeemed:
Class A	(1,233,267)	(231,195)
Class C	(133,163)	(14,395)
Class I	(1,022,626)	(2,507)
Net increase in capital share transactions	9,473,871	2,074,818

[1]	Net of redemption fee proceeds of $4,988 and $7,798, respectively.
[2]	Net of redemption fee proceeds of $1,128 and $244, respectively.
[3]	Net of redemption fee proceeds of $62,172 and $0, respectively.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

				For the Period
	For the		For the	July 5, 2012*
	Year Ended June 30, 2015		Year Ended June 30, 2014	through June 30, 2013
Net asset value, beginning of period	$13.15		$11.34	$10.00
Income from Investment Operations:
Net investment income[1]	0.23		0.24	0.23
Net realized and unrealized gain on investments	0.14		1.82	1.25
Total from investment operations	0.37		2.06	1.48

Less Distributions:
From net investment income	(0.22)		(0.21)	(0.16)
From net realized gain	(0.04)		(0.05)	-	[2]
Total distributions	(0.26)		(0.26)	(0.16)

Redemption fee proceeds[1]	-	[2]	0.01	0.02

Net asset value, end of period	$13.26		$13.15	$11.34

Total return[3]	2.82%		18.47%	15.16%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$29,825		$26,509	$6,542

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.45%		2.98%	18.30%	[5]
After fees waived and expenses absorbed	1.40%		1.40%	1.40%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.65%		0.35%	(14.78)%	[5]
After fees waived and expenses absorbed	1.70%		1.93%	2.12%	[5]

Portfolio turnover rate	35%		33%	28%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of purchase. If the sales charge was included total returns would be lower.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

					For the Period
	For the		For the		January 31, 2013*
	Year Ended June 30, 2015		Year Ended June 30, 2014		through June 30, 2013
Net asset value, beginning of period	$13.08		$11.30		$10.67
Income from Investment Operations:
Net investment income[1]	0.13		0.14		0.07
Net realized and unrealized gain on investments	0.15		1.82		0.60
Total from investment operations	0.28		1.96		0.67

Less Distributions:
From net investment income	(0.12)		(0.13)		(0.04)
From net realized gain	(0.04)		(0.05)		-
Total distributions	(0.16)		(0.18)		(0.04)

Redemption fee proceeds[1]	-	[2]	-	[2]	-

Net asset value, end of period	$13.20		$13.08		$11.30

Total return[3]	2.12%		17.51%		6.31%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$29,217		$9,205		$1,221

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.20%		3.73%		12.45%	[5]
After fees waived and expenses absorbed	2.15%		2.15%		2.15%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.90%		(0.40)%		(8.87)%	[5]
After fees waived and expenses absorbed	0.95%		1.18%		1.43%	[5]

Portfolio turnover rate	35%		33%		28%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on redemptions of Class C shares made within 12 months of purchase. If the sales charge was included total returns would be lower.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period
	For the	For the	July 5, 2012*
	Year Ended June 30, 2015	Year Ended June 30, 2014	through June 30, 2013
Net asset value, beginning of period	$13.16	$11.35	$10.00
Income from Investment Operations:
Net investment income[1]	0.26	0.26	0.27
Net realized and unrealized gain on investments	0.16	1.83	1.23
Total from investment operations	0.42	2.09	1.50

Less Distributions:
From net investment income	(0.26)	(0.23)	(0.15)
From net realized gain	(0.04)	(0.05)	-	[2]
Total distributions	(0.30)	(0.28)	(0.15)

Redemption fee proceeds[1]	0.01	-	-

Net asset value, end of period	$13.29	$13.16	$11.35

Total return[3]	3.26%	18.74%	15.16%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$103,401	$666	$114

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.20%	2.73%	12.05%	[5]
After fees waived and expenses absorbed	1.15%	1.15%	1.15%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.90%	0.60%	(8.49)%	[5]
After fees waived and expenses absorbed	1.95%	2.18%	2.41%	[5]

Portfolio turnover rate	35%	33%	28%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

300 Carnegie Center, Suite 100, Princeton, NJ 08540 Tel: 609. 853.2962 Toll Free: 855.593.5150 www.aamlive.com

AAM Select Income Fund

Annual Shareholder Letter: June 30, 2015

We are pleased to report that the AAM Select Income Fund (the “Fund”) has completed its second year of operation, and we proudly present our annual report for the year ended June 30, 2015.

The AAM Select Income Fund Class A, Class C, and Class I increased 0.96% (-2.07% net of load), 0.23%, and 1.22%, respectively for the Fund’s Fiscal Year ending June 30, 2015. Over the same period, the Barclays Credit Bond Index1 (the “Benchmark”) returned 0.93%.  Please see more complete information on page 18.

The negative returns during the second quarter of 2015 for the Benchmark and the Fund were a function of higher treasury yields, as well as spread widening across most sectors in fixed income. High yield was one of the better performers in the first half of 2015, generating strong excess returns over like-duration treasury instruments.  The Fund’s increased allocation to U.S. Treasuries during the second quarter of 2015 and its allocation to high yield credits during the period contributed to the Fund’s relative out-performance.

Within the investment grade corporate allocation, we maintained a significant allocation to the bank and finance sector (both nominal and structural) which outperformed the industrial sector in the quarter.  Also, our reduced exposure to the metals and mining sector helped as that sector underperformed because of lower commodity prices and concerns over slowing global growth.   The Fund’s positions in below-investment grade names that are held are consistent with our view that most corporate balance sheets are strong and that corporate default rates will continue to remain muted over the next 12 months.  Our anticipation of low default rates is based on both the relatively low levels of debt maturing near-term, open markets for issuers, and an improving U.S. economic outlook.  We have also maintained our allocation to CMBS (Collateralized Mortgage-Backed Securities) where we see good relative value, especially in certain sub-segments of commercial real estate.

Market Review:

As noted above, the Benchmark delivered a negative return in the second quarter, amid market volatility. Much of this volatility was driven by questions about U.S. and global growth. Fortunately, we now have much more data, particularly on the U.S. economy that affirms our view that the U.S. is in a self-sustaining recovery, and while admittedly choppy, growth will be positive this year, likely around 2.5%

At the beginning of the quarter, we learned the U.S. economy struggled in the first quarter of 2015 —GDP contracted 0.2%—which raised concerns about whether the economy was worse than believed. It is now clearer that the first quarter was an aberration. Several transitory factors like poor weather and the West Coast Port shutdown distorted the report, and there is also a seasonal adjustment issue that makes the first quarter look worse and is being corrected. Since that report, we have received data that has shown the economy is rebounding, similar to last year. Auto sales have been running at a robust, cycle peak of 17 million the past few months while housing starts and building permits have increased markedly. This bodes well for housing construction over the rest of the year.

Additionally, we believe the consumer, which is the main driver of the U.S. economy, is in strong shape. The U.S. economy continues to add roughly 200 thousand jobs a month, and wage growth should accelerate gradually in coming months. Lower oil prices also serve as a tax cut, saving American family’s $750-$1,000 on average. Thus far, many consumers have been saving this incremental income. However with continued job and wage gains, robust stock and housing prices, and solid consumer confidence, we expect consumers to spend some of their accumulated savings over the course of the year.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

In our opinion, the corporate sector is also in solid shape. Excluding the commodities sector, corporate profits have been growing mid-single digits, and margins are strong. Continued economic growth here as well as modest improvement in Europe thanks to monetary easing should continue to benefit corporate America. This is one reason we continue to find selective value in high yield; a strong economy makes it easier for levered credit to grow into their capital structure, keeping the default environment muted.

Given this backdrop, we expect the Federal Reserve (“Fed”) to raise rates this year, which is a sign that the central bank is confident U.S. economic growth is self-sustaining. This show of confidence by the Fed could actually help boost business and consumer confidence. For investors, the pace of rate hikes is more important than the timing. The pace of rate hikes will be very gradual as the Fed does not want to shorten the cycle, and inflation remains very tame. A gradual hiking cycle combined with moderate economic growth should be a positive for the credit sector.

Outlook

In short, we maintain our positive view on U.S. growth.  The labor market remains strong and recent housing data has indicated that the supply overhang from the sub-prime crisis has been digested.  We continue to expect a belated boost to personal spending from lower oil prices based on the historical proportion of savings at the pump diverted to consumption when energy prices fall.  Indeed, this may have already started with the latest retail and auto sales numbers.  We also hope to see exports rebound in the same way that imports did following the resolution of weather and port strike issues.  The strength of the dollar remains a possible issue but domestic demand in countries that are key trading partners has been firm, and the U.S. economy is internally propelled. Given this macro backdrop, we continue to be constructive on the credit sector.

Performance comparisons will be affected by changes in interest rates. Investment returns fluctuate due to changes in market conditions. Investment involves risk, including the possible loss of principal. No assurance can be given that the performance objectives of a given strategy will be achieved. Past performance is not indicative of future results.

1 The Barclays Capital Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, fixed income risk, credit risk, liquidity risk, high yield ("junk") bond risk, convertible securities risk, warrants risk, foreign investment risk, emerging market risk, currency risk, foreign sovereign risk, real estate investment trust risk, master limited partnership units risk, security lending risk, and management risk. Learn more about the principal risks of investing in the Fund.

The views in this report were those of Cutwater Investor Services Corp. under the brand Insight Investment, the Sub-advisor, as of June 30, 2015, and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

AAM Select Income Fund
FUND PERFORMANCE at June 30, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Barclays Credit Bond Index. Results include the reinvestment of all dividends and capital gains.

The Barclays Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2015	1 Year	2 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	0.96%	4.70%	2.30%	04/19/13
Class C²	0.23%	3.89%	1.52%	04/19/13
Class I³	1.22%	4.91%	2.49%	04/19/13
After deducting maximum sales charge
Class A¹	-2.07%	3.10%	0.89%	04/19/13
Class C²	-0.75%	3.89%	1.52%	04/19/13
Barclays Credit Bond Index	0.93%	4.14%	1.44%	04/19/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current Performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 966-9661.

Gross and net expense ratios for Class A shares were 2.30% and 1.00% respectively, for Class C shares were 3.05% and 1.75% respectively, and for Class I shares were 2.05% and 0.75% respectively, which were stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund. This agreement is in effect until November 1, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

[1]	Maximum sales charge for Class A shares is 3.00%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.
[2]	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.
[3]	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged a redemption fee of 2.00%.

AAM Select Income Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2015

Principal Amount		Value

	ASSET-BACKED SECURITIES – 5.7%
$108,000	AmeriCredit Automobile Receivables Trust 2012-3 2.420%, 5/8/2018[1]	$108,832
180,000	Avis Budget Rental Car Funding AESOP LLC 2.630%, 12/20/2021[1,2]	179,372
130,000	CPS Auto Trust 1.650%, 11/15/2019[1,2]	130,128
500,000	Goldentree Loan Opportunities V Ltd. 1.375%, 10/18/2021[1,2,3]	494,008
185,000	Harley-Davidson Motorcycle Trust 2011-1 2.120%, 8/15/2017[1]	185,338
57,564	Sonic Capital LLC 5.438%, 5/20/2041[1,2]	60,247
161,281	Spirit Master Funding LLC 5.760%, 3/20/2042[1,2]	175,192
	TAL Advantage V LLC
174,800	2.830%, 2/22/2038[1,2]	173,812
72,349	1.700%, 5/20/2039[1,2]	71,883
250,000	Voya CLO 2014-2 Ltd. 2.275%, 7/17/2026[1,2,3]	248,514
	TOTAL ASSET-BACKED SECURITIES (Cost $1,819,837)	1,827,326

	COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.7%
297,000	Bear Stearns Commercial Mortgage Securities Trust 2006-PWR13 5.582%, 9/11/2041[1,3]	309,475
195,000	BLCP Hotel Trust 1.536%, 8/15/2029[1,2,3]	194,691
250,000	CD 2005-CD1 Commercial Mortgage Trust 5.380%, 7/15/2044[1,3]	251,614
65,000	FREMF 2015-K44 Mortgage Trust 3.811%, 1/25/2048[1,2,3]	63,281
150,000	FREMF 2015-K45 Mortgage Trust 3.714%, 4/25/2048[1,2,3]	143,691
156,000	Hilton USA Trust 2013-HLT 3.714%, 11/5/2030[2]	156,941
500,000	Jefferson Mill CLO Ltd. 3.714%, 7/20/2027[1,2,3]	500,000
227,000	ML-CFC Commercial Mortgage Trust 2006-3 5.485%, 7/12/2046[1,3]	230,316
290,000	MSBAM Commercial Mortgage Securities Trust 2012-CKSV 4.434%, 10/15/2030[2,3]	285,473
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $2,153,362)	2,135,482

AAM Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	CORPORATE BONDS – 61.8%
	COMMUNICATIONS – 9.2%
	AT&T, Inc.
$210,000	4.500%, 5/15/2035[1]	$193,050
50,000	4.750%, 5/15/2046[1]	45,499
250,000	Bharti Airtel International Netherlands B.V. 5.350%, 5/20/2024[2]	264,720
175,000	Frontier Communications Corp. 8.500%, 4/15/2020	182,962
250,000	Historic TW, Inc. 9.150%, 2/1/2023	330,256
200,000	Numericable-SFR S.A.S. 6.250%, 5/15/2024[1,2]	196,750
105,000	Qwest Corp. 7.250%, 10/15/2035[1]	107,620
	T-Mobile USA, Inc.
95,000	6.250%, 4/1/2021[1]	97,375
168,000	6.625%, 4/1/2023[1]	174,510
250,000	Telefonica Europe B.V. 8.250%, 9/15/2030	335,360
64,000	Time Warner Cable, Inc. 6.550%, 5/1/2037	66,626
135,000	UPCB Finance VI Ltd. 6.875%, 1/15/2022[1,2]	143,775
	Verizon Communications, Inc.
200,000	7.750%, 12/1/2030	259,554
14,000	6.550%, 9/15/2043	16,377
111,000	5.012%, 8/21/2054	101,852
131,000	4.672%, 3/15/2055[2]	113,964
300,000	VTR Finance B.V. 6.875%, 1/15/2024[1,2]	306,555
		2,936,805

	CONSUMER DISCRETIONARY – 5.0%
125,000	ADT Corp. 6.250%, 10/15/2021	131,250
180,081	American Airlines 2013-2 Class B Pass-Through Trust 5.600%, 7/15/2020[2]	186,384
188,357	British Airways 2013-1 Class B Pass-Through Trust 5.625%, 12/20/2021[2]	199,658
160,000	ERAC USA Finance LLC 4.500%, 2/15/2045[1,2]	147,044
200,000	FCA U.S. LLC / CG Co-Issuer, Inc. 8.250%, 6/15/2021[1]	218,000

AAM Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY (Continued)
$200,000	Ford Motor Credit Co. LLC 5.875%, 8/2/2021	$227,691
234,263	U.S. Airways 2013-1 Class A Pass-Through Trust 3.950%, 5/15/2027	235,435
250,000	United Rentals North America, Inc. 5.500%, 7/15/2025[1]	241,562
		1,587,024

	CONSUMER STAPLES – 0.9%
	H.J. Heinz Co.
42,000	4.875%, 2/15/2025[1,2]	45,728
45,000	5.200%, 7/15/2045[1,2]	46,117
200,000	JBS USA LLC / JBS USA Finance, Inc. 5.750%, 6/15/2025[1,2]	197,690
		289,535

	ENERGY – 9.7%
240,000	Antero Resources Corp. 5.625%, 6/1/2023[1,2]	231,900
200,000	BG Energy Capital PLC 6.500%, 11/30/2072[1,3]	214,174
150,000	California Resources Corp. 6.000%, 11/15/2024[1]	129,000
250,000	CITGO Petroleum Corp. 6.250%, 8/15/2022[1,2]	245,625
100,000	Energy Transfer Partners LP 5.150%, 3/15/2045[1]	88,355
114,000	Enterprise Products Operating LLC 7.034%, 1/15/2068[1,3]	122,550
87,000	Genesis Energy LP / Genesis Energy Finance Corp. 6.000%, 5/15/2023[1]	87,044
100,000	IFM U.S. Colonial Pipeline 2 LLC 6.450%, 5/1/2021[1,2]	108,294
70,000	Kinder Morgan Energy Partners LP 9.000%, 2/1/2019	84,093
250,000	Kinder Morgan, Inc. 8.050%, 10/15/2030	292,521
250,000	Lukoil International Finance B.V. 6.125%, 11/9/2020[2]	254,413
79,000	Noble Energy, Inc. 8.250%, 3/1/2019	94,125
150,000	Noble Holding International Ltd. 6.950%, 4/1/2045[1]	138,150

AAM Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	ENERGY (Continued)
$500,000	Petroleos Mexicanos 5.500%, 6/27/2044	$460,000
260,000	Regency Energy Partners LP / Regency Energy Finance Corp. 6.500%, 7/15/2021[1]	273,975
160,000	Rowan Cos., Inc. 5.850%, 1/15/2044[1]	135,448
125,000	Williams Partners LP / ACMP Finance Corp. 4.875%, 5/15/2023[1]	123,301
		3,082,968

	FINANCIALS – 27.2%
170,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.500%, 5/15/2021[2]	170,850
175,000	Allstate Corp. 6.500%, 5/15/2067[1,3]	196,000
105,000	American Express Co. 6.800%, 9/1/2066[1,3]	108,035
70,000	American Financial Group, Inc. 9.875%, 6/15/2019	87,770
325,000	American International Group, Inc. 8.175%, 5/15/2058[1,3]	430,300
	Bank of America Corp.
115,000	5.750%, 12/1/2017	125,279
170,000	5.875%, 1/5/2021	194,502
200,000	4.100%, 7/24/2023	205,783
143,000	Bear Stearns Cos. LLC 6.400%, 10/2/2017	157,384
121,000	BioMed Realty LP 6.125%, 4/15/2020[1]	136,950
400,000	Citigroup, Inc. 5.300%, 5/6/2044	407,212
220,000	Credit Agricole S.A. 4.375%, 3/17/2025[2]	210,742
250,000	Deutsche Bank A.G. 4.296%, 5/24/2028[1,3]	236,294
192,000	EPR Properties 5.750%, 8/15/2022[1]	205,895
	General Electric Capital Corp.
140,000	5.300%, 2/11/2021	157,420
200,000	5.250%, 6/29/2049[1,3]	205,000
	Goldman Sachs Group, Inc.
49,000	2.375%, 1/22/2018	49,745
300,000	5.950%, 1/15/2027	336,155

AAM Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$250,000	Goodman Funding Pty Ltd. 6.375%, 4/15/2021[2]	$286,896
395,000	HSBC Capital Funding LP 10.176%, 12/29/2049[1,2,3]	602,375
350,000	ING Bank N.V. 4.125%, 11/21/2023[1,3]	357,385
	JPMorgan Chase & Co.
184,000	4.950%, 3/25/2020	202,819
208,000	7.900%, 12/29/2049[1,3]	220,012
	Liberty Mutual Group, Inc.
112,000	7.000%, 3/15/2037[1,2,3]	114,800
250,000	7.800%, 3/15/2037[2]	296,250
200,000	MetLife, Inc. 10.750%, 8/1/2069[1]	324,000
	Morgan Stanley
250,000	5.500%, 7/24/2020	280,368
400,000	4.875%, 11/1/2022	425,483
250,000	5.450%, 7/29/2049[1,3]	248,125
270,000	Prudential Financial, Inc. 5.200%, 3/15/2044[1,3]	267,435
100,000	SAFG Retirement Services, Inc. 8.125%, 4/28/2023	125,356
131,000	Travelers Cos., Inc. 6.250%, 3/15/2037[1,3]	136,240
335,000	U.S. Bank N.A. 0.759%, 10/28/2019[1,3]	335,699
250,000	UBS A.G. 7.625%, 8/17/2022	293,000
	Wells Fargo & Co.
250,000	7.980%, 3/29/2049[1,3]	270,937
250,000	5.875%, 12/29/2049[1,3]	255,950
		8,664,446

	HEALTH CARE – 2.7%
270,000	Actavis Funding SCS 4.750%, 3/15/2045[1]	257,055
175,000	FreseniU.S. Medical Care U.S. Finance, Inc. 5.750%, 2/15/2021[2]	186,375
250,000	HCA, Inc. 5.375%, 2/1/2025	254,075
90,000	Medtronic, Inc. 4.625%, 3/15/2045[2]	91,111

AAM Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	HEALTH CARE (Continued)
$80,000	Memorial Sloan-Kettering Cancer Center 4.200%, 7/1/2055	$72,241
		860,857

	INDUSTRIALS – 1.1%
115,000	Case New Holland Industrial, Inc. 7.875%, 12/1/2017	125,925
60,000	CNH Industrial Capital LLC 3.875%, 7/16/2018[2]	60,075
138,000	Penske Truck Leasing Co. Lp / PTL Finance Corp. 3.375%, 2/1/2022[1,2]	133,769
50,000	Sydney Airport Finance Co. Pty Ltd. 3.375%, 4/30/2025[1,2]	48,106
		367,875

	MATERIALS – 2.1%
65,000	International Paper Co. 5.150%, 5/15/2046[1]	62,443
250,000	Samarco Mineracao S.A. 5.750%, 10/24/2023[2]	247,500
214,000	Sinochem Overseas Capital Co., Ltd. 6.300%, 11/12/2040[2]	255,680
159,000	Teck Resources Ltd. 5.200%, 3/1/2042[1]	116,026
		681,649

	TECHNOLOGY – 0.2%
65,000	QUALCOMM, Inc. 3.450%, 5/20/2025[1]	63,341

	UTILITIES – 3.7%
200,000	AGL Capital Corp. 5.875%, 3/15/2041[1]	236,341
50,000	Columbia Pipeline Group, Inc. 4.500%, 6/1/2025[1,2]	49,187
87,000	Duquesne Light Holdings, Inc. 6.400%, 9/15/2020[2]	100,800
112,000	Electricite de France S.A. 5.250%, 1/29/2049[1,2,3]	112,140
110,000	IPALCO Enterprises, Inc. 3.450%, 7/15/2020[1,2]	109,450
262,000	NextEra Energy Capital Holdings, Inc. 7.300%, 9/1/2067[1,3]	271,989

AAM Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	UTILITIES (Continued)
$110,000	Southern Power Co. 5.250%, 7/15/2043	$116,643
175,000	UIL Holdings Corp. 4.625%, 10/1/2020	186,337
		1,182,887
	TOTAL CORPORATE BONDS (Cost $19,953,309)	19,717,387

	MUNICIPAL BONDS – 2.0%
125,000	American Municipal Power, Inc. 6.053%, 2/15/2043	148,020
165,000	New York State Dormitory Authority 5.000%, 10/1/2045	206,278
240,000	State of Illinois 7.350%, 7/1/2035	265,663
	TOTAL MUNICIPAL BONDS (Cost $666,805)	619,961

	U.S. GOVERNMENT AND AGENCIES – 14.6%
69,437	Fannie Mae Pool 6.000%, 7/1/2040	80,157
	United States Treasury Bond
315,000	3.625%, 2/15/2044	346,328
130,000	3.000%, 11/15/2044	127,166
275,000	3.000%, 5/15/2045	269,500
	United States Treasury Note
97,000	1.625%, 6/30/2019	97,917
80,000	1.375%, 2/29/2020	79,306
275,000	1.625%, 6/30/2020	274,978
200,000	1.625%, 8/15/2022	193,875
210,000	2.500%, 5/15/2024	213,593
163,000	2.375%, 8/15/2024	163,879
650,000	2.250%, 11/15/2024	646,039
760,000	2.000%, 2/15/2025	738,387
410,000	2.125%, 5/15/2025	402,569
765,000	5.375%, 2/15/2031	1,028,387
	TOTAL U.S. GOVERNMENT AND AGENCIES (Cost $4,618,362)	4,662,081

AAM Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Number of Shares		Value

	PREFERRED STOCKS – 0.9%
	FINANCIALS – 0.9%
2,800	CoBank ACB 6.250%, 12/31/49[1,3]	$287,088
	TOTAL PREFERRED STOCKS (Cost $299,688)	287,088

	SHORT-TERM INVESTMENTS – 11.2%
3,572,509	Federated Treasury Obligations Fund, 0.01%[4]	3,572,509
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,572,509)	3,572,509

	TOTAL INVESTMENTS – 102.9% (Cost $33,083,872)	32,821,834
	Liabilities in Excess of Other Assets – (2.9)%	(937,393)

	TOTAL NET ASSETS – 100.0%	$31,884,441

CFC – Cooperative Finance Corporation
LP – Limited Partnership
PLC – Public Limited Company

[1]	Callable.
[2]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $8,641,956

[3]	Variable, floating, or step rate security.
[4]	The rate is the annualized seven-day yield at period end.

 See accompanying Notes to Financial Statements.

AAM Select Income Fund
SUMMARY OF INVESTMENTS
As of June 30, 2015

Security Type/Industry	Percent of Total Net Assets
Corporate Bonds
Financials	27.2%
Energy	9.7%
Communications	9.2%
Consumer Discretionary	5.0%
Utilities	3.7%
Health Care	2.7%
Materials	2.1%
Industrials	1.1%
Consumer Staples	0.9%
Technology	0.2%
Total Corporate Bonds	61.8%
U.S. Government and Agencies	14.6%
Commercial Mortgage-Backed Securities	6.7%
Asset-Backed Securities	5.7%
Municipal Bonds	2.0%
Preferred Stocks
Financials	0.9%
Total Preferred Stocks	0.9%
Short-Term Investments	11.2%
Total Investments	102.9%
Liabilities in Excess of Other Assets	(2.9)%
Total Net Assets	100.0%

 See accompanying Notes to Financial Statements.

AAM Select Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2015

Assets:
Investments, at value (cost $33,083,872)	$32,821,834
Cash	20,097
Receivables:
Dividends and interest	335,359
Prepaid expenses	19,420
Total assets	33,196,710

Liabilities:
Payables:
Investment securities purchased	1,230,354
Advisory fees	1,336
Shareholder servicing fees (Note 7)	13,479
Distribution fees - Class C (Note 8)	223
Distribution fees - Class A (Note 8)	52
Auditing fees	17,495
Fund accounting fees	12,271
Transfer agent fees and expenses	11,846
Fund administration fees	6,604
Custody fees	1,487
Trustees' fees and expenses	1,478
Chief Compliance Officer fees	1,308
Accrued other expenses	14,336
Total liabilities	1,312,269

Net Assets	$31,884,441

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$32,438,869
Accumulated net investment income	1,921
Accumulated net realized loss on investments	(294,311)
Net unrealized depreciation on investments	(262,038)
Net Assets	$31,884,441

Class A Shares:
Net assets applicable to shares outstanding	$1,003,028
Number of shares issued and outstanding	102,352
Net asset value per share[1]	$9.80
Maximum sales charge (3.00% of offering price)[2]	0.30
Maximum offering price to public	$10.10

Class C Shares:
Net assets applicable to shares outstanding	$294,068
Number of shares issued and outstanding	30,028
Net asset value per share[3]	$9.79

Class I Shares:
Net assets applicable to shares outstanding	$30,587,345
Number of shares issued and outstanding	3,122,897
Net asset value per share	$9.79

[1]	A Contingent Deferred Sales Charge ("CDSC") of 1.00% will be imposed on certain purchases of $1 million or more that are redeemed in whole or in part within 18 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $100,000 or more, the sales charge will be reduced.
[3]	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

 See accompanying Notes to Financial Statements.

AAM Select Income Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2015

Investment Income:
Interest (net of foreign withholding taxes of $1,639)	$1,051,915
Total investment income	1,051,915

Expenses:
Advisory fees	134,536
Fund accounting fees	77,500
Fund administration fees	55,652
Transfer agent fees and expenses	52,841
Registration fees	52,001
Auditing fees	17,652
Legal fees	15,001
Chief Compliance Officer fees	11,001
Custody fees	9,889
Shareholder servicing fees (Note 7)	7,105
Miscellaneous	6,501
Shareholder reporting fees	6,501
Trustees' fees and expenses	6,501
Insurance fees	1,000
Distribution fees - Class C (Note 8)	321
Distribution fees - Class A (Note 8)	191

Total expenses	454,193
Advisory fees waived	(134,536)
Other expenses absorbed	(120,035)
Net expenses	199,622
Net investment income	852,293

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(1,949)
Net change in unrealized appreciation/depreciation on investments	(557,163)
Net realized and unrealized loss on investments	(559,112)

Net Increase in Net Assets from Operations	$293,181

 See accompanying Notes to Financial Statements.

AAM Select Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	June 30, 2015	June 30, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$852,293	$900,519
Net realized loss on investments	(1,949)	(240,196)
Net change in unrealized appreciation/depreciation on investments	(557,163)	1,441,304
Net increase in net assets resulting from operations	293,181	2,101,627

Distributions to Shareholders:
From net investment income:
Class A	(2,572)	(133)
Class C	(1,052)	(13)
Class I	(951,166)	(902,854)
Total distributions to shareholders	(954,790)	(903,000)

Capital Transactions:
Net proceeds from shares sold:
Class A	973,142	39,326
Class C	297,856	-
Class I	4,213,599	-
Reinvestment of distributions:
Class A	2,307	133
Class C	523	13
Class I	950,568	902,853
Cost of shares redeemed:
Class A	(8,022)	-
Class I1	(4,839)	-
Net increase in net assets from capital transactions	6,425,134	942,325

Total increase in net assets	5,763,525	2,140,952

Net Assets:
Beginning of period	26,120,916	23,979,964
End of period	$31,884,441	$26,120,916

Accumulated net investment income	$1,921	$88,893

Capital Share Transactions:
Shares sold:
Class A	98,878	3,988
Class C	29,924	-
Class I	426,176	-
Shares reinvested:
Class A	232	14
Class C	53	1
Class I	95,108	93,882
Shares redeemed:
Class A	(810)	-
Class I	(501)	-
Net increase from capital share transactions	649,060	97,885

[1]	Net of redemption fee proceeds of $99 and $0, respectively.

 See accompanying Notes to Financial Statements.

AAM Select Income Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period
	For the	For the	April 19, 2013*
	Year Ended June 30, 2015	Year Ended June 30, 2014	through June 30, 2013
Net asset value, beginning of period	$10.03	$9.56	$10.00
Income from Investment Operations:
Net investment income[1]	0.29	0.34	0.06
Net realized and unrealized gain (loss) on investments	(0.19)	0.46	(0.47)
Total from investment operations	0.10	0.80	(0.41)

Less Distributions:
From net investment income	(0.33)	(0.33)	(0.03)

Net asset value, end of period	$9.80	$10.03	$9.56

Total return[2]	0.96%	8.59%	(4.11)%	[3]

Ratios and Supplemental Data:
Net assets, end of period	$1,003,028	$40,623	$479

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.94%	2.29%	2.37%	[4]
After fees waived and expenses absorbed	0.99%	0.99%	0.99%	[4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.97%	2.10%	1.50%	[4]
After fees waived and expenses absorbed	2.92%	3.40%	2.88%	[4]

Portfolio turnover rate	38%	32%	15%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 3.00% of offering price which is reduced on sales of $100,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of purchase. If the sales charge was included, total returns would be lower.

[3]	Not annualized.
[4]	Annualized.

 See accompanying Notes to Financial Statements.

AAM Select Income Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period
	For the	For the	April 19, 2013*
	Year Ended June 30, 2015	Year Ended June 30, 2014	through June 30, 2013
Net asset value, beginning of period	$10.02	$9.55	$10.00
Income from Investment Operations:
Net investment income[1]	0.21	0.26	0.04
Net realized and unrealized gain (loss) on investments	(0.18)	0.46	(0.46)
Total from investment operations	0.03	0.72	(0.42)

Less Distributions:
From net investment income	(0.26)	(0.25)	(0.03)

Net asset value, end of period	$9.79	$10.02	$9.55

Total return[2]	0.23%	7.69%	(4.24)%	[3]

Ratios and Supplemental Data:
Net assets, end of period	$294,068	$516	$479

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.69%	3.04%	3.12%	[4]
After fees waived and expenses absorbed	1.74%	1.74%	1.74%	[4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.22%	1.35%	0.75%	[4]
After fees waived and expenses absorbed	2.17%	2.65%	2.13%	[4]

Portfolio turnover rate	38%	32%	15%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.

[3]	Not annualized.
[4]	Annualized.

 See accompanying Notes to Financial Statements.

AAM Select Income Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

				For the Period
	For the		For the	April 19, 2013*
	Year Ended June 30, 2015		Year Ended June 30, 2014	through June 30, 2013
Net asset value, beginning of period	$10.02		$9.56	$10.00
Income from Investment Operations:
Net investment income[1]	0.32		0.35	0.06
Net realized and unrealized gain (loss) on investments	(0.20)		0.46	(0.47)
Total from investment operations	0.12		0.81	(0.41)

Less Distributions:
From net investment income	(0.35)		(0.35)	(0.03)

Redemption fee proceeds[1]	-	[5]	-	-

Net asset value, end of period	$9.79		$10.02	$9.56

Total return[2]	1.22%		8.73%	(4.09)%	[3]

Ratios and Supplemental Data:
Net assets, end of period	$30,587,345		$26,079,777	$23,979,006

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.69%		2.04%	2.12%	[4]
After fees waived and expenses absorbed	0.74%		0.74%	0.74%	[4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.22%		2.35%	1.75%	[4]
After fees waived and expenses absorbed	3.17%		3.65%	3.13%	[4]

Portfolio turnover rate	38%		32%	15%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.
[5]	Amount represents less than $0.01 per share.

 See accompanying Notes to Financial Statements.

AAM Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2015

Note 1 – Organization
AAM/Bahl & Gaynor Income Growth Fund (‘‘Bahl & Gaynor Income Growth” or “Bahl & Gaynor Income Growth Fund’’) and AAM Select Income Fund (formerly known as the AAM/Cutwater Select Income Fund) (“Select Income” or “Select Income Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Bahl & Gaynor Income Growth Fund’s primary investment objective is current and growing income and secondarily long-term capital appreciation. The Fund currently offers three classes of shares: Class A, Class C and Class I. The Fund’s Class A and Class I shares commenced operations on July 5, 2012. The Fund’s Class C shares commenced operations on January 31, 2013.

The Select Income Fund’s primary investment objective is to seek current income. The Fund currently offers three classes of shares: Class A, Class C and Class I. The Fund commenced investment operations on April 19, 2013.

The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the last available bid price for such securities, or if such prices are not available, at the bid price obtained from at least one broker-dealer or at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended June 30, 2013-2014 and as of and during the year ended June 30, 2015, the Bahl & Gaynor Income Growth Fund did not have a liability for any unrecognized tax benefits. As of and during the open tax years ended June 30, 2013-2014 and as of and during the year ended June 30, 2015, the Select Income Fund did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Funds will make distributions of net investment income monthly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Bahl & Gaynor Income Growth Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.65% of the Fund’s average daily net assets. The Advisor has engaged Bahl & Gaynor, Inc. (the “Sub‐Advisor”) to manage the Bahl & Gaynor Income Growth Fund and pays the Sub‐Advisor from its advisory fees. Under the terms of the Agreement, the Select Income Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.50% of the Fund’s average daily net assets. The Advisor has engaged Cutwater Investor Services Corp. under the brand Insight Investment (the “Sub‐Advisor”) to manage the Fund and pays the Sub‐Advisor from its advisory fees.

The Funds’ advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Funds to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.40%, 2.15% and 1.15% of the average daily net assets of the Bahl & Gaynor Income Growth Fund's Class A, Class C and Class I Shares, respectively, and 0.99%, 1.74% and 0.74% of the average daily net assets of the Select Income Fund's Class A, Class C and Class I Shares, respectively. This agreement is in effect until November 1, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended June 30, 2015, the Advisor waived $51,145 of its fees for the Bahl & Gaynor Income Growth Fund. For the year ended June 30, 2015, the Advisor waived all of its fees and absorbed other expenses totaling $254,571 for the Select Income Fund. The Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratios, including the recovered expenses, fall below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Funds for a period of three fiscal years following the fiscal year in which such reimbursements occurred. The Advisor may recapture all or a portion of this amount no later than June 30 of the years stated below:

	Bahl & Gaynor Income Growth Fund	Select Income Fund
2016	$279,791	$63,592
2017	252,577	301,797
2018	51,145	254,571
Total	$583,513	$619,960

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended June 30, 2015, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to October 1, 2014, Cipperman & Co. provided CCO services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended June 30, 2015, are reported on the Statement of Operations.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

Note 4 – Federal Income Taxes
At June 30, 2015, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

	Bahl & Gaynor Income Growth Fund	Select Income Fund
Cost of investments	$162,670,309	$33,086,354

Gross unrealized appreciation	6,873,164	324,685
Gross unrealized depreciation	(6,359,815)	(589,205)

Net unrealized appreciation (depreciation)	$513,349	$(264,520)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
	Paid in Capital	Undistributed Accumulated Net Investment Income/Loss	Accumulated Undistributed Net Realized Gain/Loss
Bahl & Gaynor Income Growth Fund	$-	$(46,408)	$46,408
Select Income Fund	$337	$15,525	$(15,862)

As of June 30, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Bahl & Gaynor Income Growth Fund	Select Income Fund
Undistributed ordinary income	$413,252	$1,921
Undistributed long-term capital gains	878,014	-
Tax accumulated earnings	1,291,266	1,921

Accumulated capital and other losses	-	(291,829)
Unrealized appreciation (depreciation) on investments	513,349	(264,520)
Total accumulated earnings (deficit)	$1,804,615	$(554,428)

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

The tax character of the distributions paid during the fiscal years ended June 30, 2015, and June 30, 2014 were as follows:

	Bahl & Gaynor Income Growth Fund		Select Income Fund
	2015	2014	2015	2014
Distributions paid from:
Ordinary income	$1,609,579	$245,124	$954,790	$903,000
Net long-term capital gains	185,639	27,165	-	-
Total distributions paid	$1,795,218	$272,289	$954,790	$903,000

Losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of a Fund’s next taxable year. As of June 30, 2015, the Funds did not have any post-October capital losses.

At June 30, 2015, the Select Income Fund had $209,642 of accumulated short term capital loss carryforward and $82,187 of accumulated long term capital loss carryforward. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended June 30, 2015, the Bahl & Gaynor Income Growth Fund and Select Income Fund received $68,288 and $99 and respectively, in redemption fees.

Note 6 – Investment Transactions
For the year ended June 30, 2015, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Bahl & Gaynor Income Growth Fund	$156,964,679	$32,424,572
Select Income Fund	14,627,935	9,749,600

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% and 0.10%, respectively, for the Bahl & Gaynor Income Growth Fund and Select Income Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2015, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of each Fund, has adopted a Rule 12b-1 plan with respect to its Class A and Class C Shares. Under the plan, each Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Funds’ Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Class I Shares are not subject to any distribution or service fees under the Plan.

For the year ended June 30, 2015, distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2015, in valuing the Funds’ assets carried at fair value:

Bahl & Gaynor Income Growth Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$159,206,559	$-	$-	$159,206,559
Short-Term Investments	3,977,099	-	-	3,977,099
Total Investments	$163,183,658	$-	$-	$163,183,658

Select Income Fund	Level 1	Level 2	Level 3**	Total
Investments
Asset-Backed Securities	$-	$1,827,326	$-	$1,827,326
Commercial Mortgage-Backed Securities	-	2,135,482	-	2,135,482
Corporate Bonds[1]	-	19,717,387	-	19,717,387
Municipal Bonds	-	619,961	-	619,961
U.S. Government and Agencies	-	4,662,081	-	4,662,081
Preferred Stocks	-	287,088	-	287,088
Short-Term Investments	3,572,509	-	-	3,572,509
Total Investments	$3,572,509	$29,249,325	$-	$32,821,834

[1]	For a detailed break-out of common stocks and corporate bonds by major industry classification, please refer to the Schedules of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.
**	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. As of June 30, 2015, one preferred security in the Select Income Fund transferred Levels due to a change in valuation technique. The Fund transferred $287,088 out of Level 1 into Level 2 due to this change in valuation technique. There were no transfers at period end in the Bahl & Gaynor Income Growth Fund.

Note 11 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

Note 12 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Investment Managers Series Trust
and the Shareholders of the AAM Funds

We have audited the accompanying statements of assets and liabilities of the AAM/Bahl & Gaynor Income Growth Fund and AAM Select Income Fund (formerly AAM/Cutwater Select Income Fund) (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of June 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and with respect to AAM/Bahl & Gaynor Income Growth Fund the financial highlights for each of the two years in the period then ended and for the period July 5, 2012 (commencement of operations) to June 30, 2013, and with respect to AAM Select Income Fund the financial highlights for each of the two years in the period then ended and for the period April 19, 2013 (commencement of operations) to June 30, 2013. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AAM/Bahl & Gaynor Income Growth Fund and AAM Select Income Fund as of June 30, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 31, 2015

AAM Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction
For the fiscal year ended June 30, 2015, 100.00% of the dividends to be paid from net investment income, including short-term capital gains qualifies for the dividends received deduction available to corporate shareholders of the Bahl & Gaynor Income Growth Fund.

Qualified Dividend Income
Pursuant to Section 854 of the Internal Revenue Code of 1986, Bahl & Gaynor Income Growth Fund, designates income dividends of 100.00% as qualified dividend income paid during the fiscal year ended June 30, 2015.

Long-term Capital Gain
The Bahl & Gaynor Income Growth Fund designates $185,639 as a long term capital gain distribution.

Trustees and Officer Information
Additional information about the Trustees is included in each Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661 or on the Funds’ website at www.aammutualfunds.com. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	75	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	75	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	75	None.

AAM Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
John P. Zader ᵃ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	75	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	75	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust
Maureen Quill ᵃ (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD ᵃ (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stratford Square, Boyerstown, Pennsylvania 19512.

AAM Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

AAM Funds
EXPENSE EXAMPLES
For the Six Months Ended June 30, 2015 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Bahl & Gaynor Income Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		1/1/15	6/30/15	1/1/15 – 6/30/15
Class A	Actual Performance	$1,000.00	$995.20	$6.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.88	7.03
Class C	Actual Performance	1,000.00	991.40	10.60
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.14	10.73
Class I	Actual Performance	1,000.00	996.40	5.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.08	5.77

*
Expenses are equal to the Fund’s annualized expense ratios of 1.40%, 2.15% and 1.15% for Class A, Class C and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

AAM Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended June 30, 2015 (Unaudited)

Select Income Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		1/1/15	6/30/15	1/1/15 – 6/30/15
Class A	Actual Performance	$1,000.00	$995.20	$4.89
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.89	4.96
Class C	Actual Performance	1,000.00	991.30	8.59
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.17	8.70
Class I	Actual Performance	1,000.00	996.30	3.66
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.13	3.70

*
Expenses are equal to the Fund’s annualized expense ratios of 0.99%, 1.74% and 0.74% for Class A, Class C and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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AAM/Bahl & Gaynor Income Growth Fund
AAM Select Income Fund
Each a series of Investment Managers Series Trust

Investment Advisor
Advisors Asset Management, Inc.
18925 Base Camp Road, Suite 203
Monument, Colorado 80132

Sub-Advisor
Bahl & Gaynor, Inc.
212 East Third Street, Suite 200
Cincinnati, Ohio 45202

Sub-Advisor
Insight Investment
200 Park Avenue, 7th Floor
New York, New York 10166

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AAM/Bahl & Gaynor Income Growth Fund - Class A	AFNAX	461418 188
AAM/Bahl & Gaynor Income Growth Fund - Class C	AFYCX	461418 170
AAM/Bahl & Gaynor Income Growth Fund - Class I	AFNIX	461418 162
AAM Select Income Fund - Class A	CPUAX	46141P 883
AAM Select Income Fund - Class C	CPUCX	46141P 875
AAM Select Income Fund - Class I	CPUIX	46141P 867

Privacy Principles of the AAM Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (888) 966-9661. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AAM Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$30,000	$28,500
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$5,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2015	FYE 6/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	9/8/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	9/8/2015

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date:	9/8/2015